UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 20, 2004

GS Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Louisiana	0-22269	72-1341014
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3798 Veterans Blvd.

Metairie, LA 70002

(Address of Principal Executive Offices)

(504) 457-6220

Registrant's Telephone Number, including area code

Not Applicable

(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Name of each exchange on which registered
None	None

Item 7:

FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

a)

None

a)

None

b)

Exhibits.

99.1	Press Release dated October 20, 2004.

Item 12:

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 20, 2004, GS Financial Corp. issued a press release announcing its estimated third quarter 2004 results.  A copy of that press release is attached as Exhibit 99.1 to this Current Report.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GS FINANCIAL CORP.

Date:	October 21, 2004
By:	/s/ Donald C. Scott
Donald C. Scott Chairman of the Board, President and Chief Executive Officer